NOTICE OF SPECIAL MEETING
                          TO BE HELD SEPTEMBER XX, 2002



                To the Shareholders of The O'Higgins Fund



NOTICE IS HEREBY GIVEN that a Special Meeting of The O'Higgins Fund will be held at 1375 Anthony Wayne Drive, Wayne, PA. 19087 on September XX, 2002 at 7:30 PM for the following purposes.


   1) To elect eight (8) directors to serve until the next Annual Meeting of Shareholders or until their successors are elected and qualified.

   2) To change the principal investment strategies of the Fund.

   3) To select a new Investment Adviser.

   4) To change the name of the Fund to Cornerstone Investors Fund.

   5) To transact such other business as may properly come before the meeting or any general adjournments thereof.



The Board of Directors has fixed the close of business on August 20, 2002 as the record date for determination of the shareholders entitled to notice of, and to vote at the meeting.



             PLEASE FILL IN, SIGN AND RETURN THE ENCLOSED PROXY IF
              YOU DO NOT EXPECT TO ATTEND THE MEETING IN PERSON.


               PROMPT RETURN OF YOUR PROXY WILL BE APPRECIATED.




























                               THE O'HIGGINS FUND
          1375 Anthony Wayne Dr.  Wayne, PA. 19087   Tel. 1-800-548-1942


Enclosed herewith is notice of a Special Meeting of Shareholders of The O'Higg-ins Fund (the "Fund") and a proxy form solicited by the Board of Directors of the Fund. This material was first mailed to shareholders on Sep. XX, 2002. It has been called because the Board believes that the best interests of sharehold-ers would be served by choosing a new investment adviser who will follow an in-vestment strategy they have used managing individual accounts since 1986.

Exercised proxies may be revoked by you at any time either by mail notice to the Fund, resubmittal at a later date or voting at the meeting. Please place your instructions on the enclosed one, then sign, date and return. The Fund will pay for soliciting this proxy.

The Fund has one class of capital stock of the Fund, all having equal voting rights. On August 20, 2002, the date of record, there were 6,301.3509 shares outstanding, held by shareholders entitled to notice of and to vote at the meeting. In all matters, each share has one vote.

A quorum must exist to hold a special meeting. It requires that more than fifty percent of the outstanding shares be present or represented by proxy. Absten-tions and broker accounts that do not vote are considered as being present with negative votes. Sixty-seven percent of the votes cast or fifty percent of the outstanding shares, whichever is less, will pass any proposal presented.


                     PROPOSAL #1: ELECTION OF DIRECTORS

The eight individuals listed below have consented to serve as directors, if elected, until the next Annual Meeting of Shareholders, or until their successors are elected and qualified. All officers of the Fund are also presented in the following table.

 Name, Address     Position in  Term  of Office  Principal      #  of    Other
   and Age           the Fund    and Length of   Occupation     Funds    Funds
                                  Time Served    Past Five     in Fund  Where He
                                                    Years      Complex  Acts  as
                                                               Overseen Director
                                                                  by
                                                               Director
Interested Directors & Officers
*Bernard B Klawans  President   Elected for One  President  of   Two       None
1375 Anthony Wayne     and       Year.  Served    O'Higgins &
Wayne PA            Director    Since Inception  Valley  Forge
   81                            Jan. 30, 1998       Funds

William A Texter    Secretary   Elected for One  Retired Mgr.    Two       None
551 Red Coat Lane                Year.  Served   PECO Energy
Phoenixville PA                      Since       Philadelphia PA
   55                            Jan 30, 2001

Sandra K Texter     Treasurer   Elected for One  System Analyst  None      None
551 Red Coat Lane                Year.  Served   Lockeed Martin
Phoenixville PA                      Since       Defense Contractor
   51                            Jan 30. 2001    King of Prussia PA

* "Interested persons" as defined in the Investment Company Act of 1940. Mr. Klawans is an "interested person" because of his position as the Fund's Invest-ment Adviser.
                                      - 1 -



 Name, Address     Position in  Term  of Office  Principal      #  of    Other
   and Age           the Fund    and Length of   Occupation     Funds    Funds
                                  Time Served    Past Five     in Fund  Where He
                                                    Years      Complex  Acts  as
                                                               Overseen Director
                                                                  by
                                                               Director
Independent Directors

Dennis M Connor     Director    Elected for    President of      None      None
267 Masterpiece La               One Year.  Cornerstone Asset
Winchester VA                                Mgm Inc (CAMCO)
     46                                       Herndon, VA.

Eric B Weitz        Director    Elected for   Vice President     None      None
19195 Foggy Bottom Rd            One Year.        CAMCO
Bluemont VA                                    Herndon  VA
     43

Paul F Berghaus     Director    Elected for     President        None      None
2810 Awift Shoals Dr             One Year.        CAMCO
Boyce VA                                       Herndon  VA
     61

Keith P Newman      Director    Elected for      Realtor         None      None
9110 Glen Brook Rd               One Year.     Fairfax  Va
Fairfax Va
     48

Malcolm R Uffelman  Director    Elected for  Vice President      None      None
1808 Horseback Trail             One Year.    Contact  Inc
Vienna VA                                    Winchester  Va
     66

Charles J Bailey    Director    Elected for   Regional  Mgr      None      None
11620 Gambrill Rd                One Year.    Tollgrade Inc
Frederick MD                                  Frederick MD
     39

Col. Richard Bruss  Director    Elected for      Retired         None      None
9507 Arnon Chapel Rd             One Year.        USAF
Great Falls VA
     73


Shareholders have one vote for each share they own for each of eight directors of their choice. All proxies returned to the Fund, except those specifically marked to withhold authority, will be cast for the nominees listed above. A majority of the votes cast, when a quorum is present, will elect each director. All nominees are new to the Fund except Mr. Klawans who stood for election in June of this year and was overwhelmingly reelected.


                     BOARD MEETINGS AND DIRECTORS DUTIES

Meetings: The proposed board is a new Board of Directors that may be voted into office at this Special Meeting.


                                      - 2 -





Director Duties: The Board of Directors select the officers to run the Fund, propose all changes in operating procedures where approval of a majority of the Independent Directors is required, pass on the Fund's auditor on a yearly basis and monitor Fund activities to insure to the best of their collective abilities that the Fund Officers are meeting Fund commitments to their shareholders, the Securities and Exchange Commission, the Internal Revenue Service and Blue Sky arrangements with the various states where the Fund offers its shares.



                FUND HOLDINGS OF THE PRESENT OFFICERS AND DIRECTORS

       Name        Dollar Range of Equity       Aggregate Dollar Range of Equity
                   Securities in the Fund         Securities in All Registered
                                                 Investment Companies  Overseen
                                                    by Director in Family of
                                                      Investment Companies

 Bernard B. Klawans  $10,000 to $50,000                   over $100,000
 Sandra K. Texter           none                          over $100,000
 William A. Texter          none                       $10,001 to $ 50,000
 Victor J. Belanger         none                       $50,001 to $100,000
 Dr. Gerd H. Dahl           none                       $10,001 to $ 50,000
 Dr. James P. King          none                       $10,001 to $ 50,000
 Donald A. Peterson         none                          over $100,000

                                      - 3 -



                RENUMERATION OF CURRRENT DIRECTORS AND OFFICERS

The Fund has not paid salaries to Directors or Officers of the Fund. This policy along with no payment of a management fee to the Investment Adviser will be maintained until all items in this proxy statement have been reviewed by the Securities and Exchange Commission in Washington and approved by the Fund shareholders. Only Mr. Klawans is running for Directorship on the new board proposed at this special meeting.






                             O'Higgins Fund                 Family of Funds
    Name                      Compensation              O'Higgins & Valley Forge
                                 in 2002                  Compensation in 2002

Bernard B. Klawans                none*                          none*
Sandra K. Texter                  none                           none
William A. Texter                $  594                         $1,188
Victor J. Belanger               $  495                         $  990
Dr. Gerd H. Dahl                 $  594                         $1,188
Dr. James P. King                $  594                         $1,188
Donald A. Peterson               $  495                         $  990

    * Mr. Klawans serves the Fund in many capacities but only receives compensa-tion in the form of the Advisory Fee for investment advice paid to the Management Company thet he owns.

                                      - 3 -




              PROPOSAL #2: CHANGE PRINCIPAL INVESTMENT STRATEGIES

Officers and Directors of the Fund have reviewed its status and have determined that termination of the Fund using the present principal investment strategies is in the best interests of the current shareholders. An organization, The Cornerstone Asset Managemewnt Corporation (CAMCO), has indicated an interest in offering their principal investment strategies to the public using the Fund as the instrument to do so.

                         New Investment Objectives
The Fund would seek to maximize total return to shareholders through a combi-nation of capital appreciation and income derived from dividends and interest. It would invest in a diversified portfolio of equity instruments (including common & preferred stocks and convertible issues) and debt securities. The Fund would not invest in companies that the Adviser has determined are principally involved in alcoholic beverages, gambling, tobacco, pornography or abortion.

                    New Principal Investment Strategies
The Adviser would recommend stocks believed to be selling at significant dis-counts to what they believe their true or intrinsic value to be. They would recommend companies that generally exhibit one or more of the following charac-teristics:

         a) A low price to earnings ratio (PE)
         b) A low price to book value (PBV)
         c) A low price to cash flow ratio (PCF)
         d) A low price to sales ratio (PS)
         e) A low price earnings to growth (PGE)
         f) An above average dividend yield
         g) Has a low corporate debt
         h) Insiders and/or the company itself are purchasing its stock
         i) The stock selling price is signifigantly below its previous high


              PROPOSAL #3: SELECTION OF A NEW INVESTMENT ADVISER

                        Proposed Investment Adviser

The proposed adviser is Cornerstone Asset Management Inc. (CAMCO). CAMCO was incorporated in Virginia on December 16, 1986. Its location and mailing address is 297 Herndon Parkway, Suite 302, Herndon, VA.

CAMCO is registered under the Investment Company Act of 1940 and the individual state securities agencies where the Adviser does business. Its current princi-pal activity is to provide investment advice based on the Principal Investment Strategies presented under Proposal #2 above to individuals, retirement plans, corporations and non-profit organizations.

If selected as the Fund Investment Adviser, Management of CAMCO will invite its current accounts to use the Fund as their investment vehicle. This will grossly simplify the administrative work involved because the numerous accounts will be reduced to one combined account. Advantages to shareholders include observation of compliance with the securities laws by the Securities & Exchange Commission in Washington and public access to the continuing financial status and perfor-mance of the Fund.

        Risks Incurred Through Use of the Proposed Investment Strategies

As with any investment, the Fund as proposed will increase and/or decrease in value. In plain english, this means that investors in this Fund as proposed may
                                      - 4 -




lose money.

Stock Market Risks: Historically, common stocks in general have performed well over long periods. There are items that affect common stock prices in general, such as changing economic conditions and interest rates. And, the market climate itself because of prevailing fear or greed of shareholders may preclude the realization of stocks seeking their true worth. The Investment Adviser has managed individual investors accounts under varying market conditions since 1986 but has not offered investment advice to a publicly offered mutual fund. Inves-tors should be aware that this effort is new and may not provide acceptable re-sults.

Bond Market Risks: As with stocks, bonds are subject to risks that affect the bond market in general such as general economic conditions and adverse changes in interest rates. The inexperience of the Investment Adviser in offering in-vestment advice to a mutual fund whose shares are offered to the public may also not produce acceptable results here.


                        PROPOSAL #4: RENAME THE CORPORATION

The first three proposals replace the directors, Principal Investment Strategies and the Investment Adviser if selected by current shareholders. It is therefore requested that the name of the Fund be changed to Cornerstone Investors Fund by voting for this Proposal. However, even if this Proposal is approved the first three Proposals must also be approved to allow appropriate action to actually change the name.


                             SHAREHOLDER PROPOSALS

The Fund tentatively expects to hold its next annual meeting in August 2003. Shareholder proposals may be presented at that meeting provided they are recei-ved by the Fund not later than January 4, 2003 in accordance with Rule 14a-8 under the Securities & Exchange Act of 1934 which sets forth certain require-ments.


                                OTHER MATTERS

The Board of Directors knows of no other matters to be presented at the meeting other than those mentioned above. Should other business come before the meeting, the proxies will be voted in accordance with the view of the Board of Directors.

















                                      - 5 -




                  PROXY - SOLICITED BY THE BOARD OF DIRECTORS
     AN O'HIGGINS FUND SPECIAL MEETING OF SHAREHOLDERS SEPTEMBER XX, 2002


The special meeting of THE O'HIGGINS FUND will be held September XX, 2002 at 1375 Anthony Wayne Dr. at 7:30 P.M. The undersigned hereby appoints Bernard B. Klawans and/or William A. Texter as proxies to represent and to vote all shares of the undersigned at the annual meeting of shareholders and all adjournments therof, with all powers the undersigned would possess if personally present, upon the matters specified below.

 SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED: IF NO DIRECTION IS INDICATED AS TO A PROPOSAL, THE PROXIES SHALL VOTE FOR SUCH PROPOSAL. THE PROXIES MAY VOTE AT THEIR DISCRETION ON ANY OTHER MATTER WHICH MAY PROPERLY COME BEFORE THE MEETING.

The Board of Directors recommends that you vote FOR on all items.

1. Election of Directors
            ___
           l___l  FOR all nominees except as marked to the contrary below.
            ___
           l___l  WITHHOLD AUTHORITY to vote for all nominees.

    Instructions: To withhold authority to vote for nominees, strike a line through his/their name(s) in the following list.

         Bernard B.  Klawans       Paul F. Berghaus         Dennis M Connor
         Eric B. Weitz             Keith P. Newman          Richard Bruss
         Malcolm R. Uffelman       Charles J. Bailey

2. Proposal to change the Principal Investment Strategies of the Fund
          ___                     ___                      ___
         l___l   FOR             l___l   AGAINST          l___l   ABSTAIN

3. Proposal to select a new Investment Adviser
          ___                     ___                      ___
         l___l   FOR             l___l   AGAINST          l___l   ABSTAIN

4. Proposal to change the name of the Fund to XXXXXXXXXXXXXXXX
           ___                    ___                      ___
          l___l   FOR            l___l   AGAINST          l___l   ABSTAIN

Please mark, date, sign and return the proxy promptly in the enclosed envelope. For joint registrations, both parties should sign.

Dated ___________________, 2002                        _______________________
                                                       Shareholder's Signature


                                                       _______________________
                                                       Shareholder's Signature

You should review your address and note corrections below.